SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 28, 2003
           -----------------------------------------------------------
                                (Date of Report)

                                   GENUS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         California                 000-17139                 94-2790804
----------------------------       ------------           -------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


1139 Karlstad Drive
Sunnyvale, CA                                                     94089
---------------------------------------------------------     -------------
(Address of principal executive offices)                        Zip Code)



Registrant's telephone number, including area code:          (408) 747-7120
                                                              -------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits

     EXHIBIT  NO.          DESCRIPTION
     ------------          -----------
     Exhibit  99          Press  Release issued by Genus, Inc. on April 28, 2003

Item  9.  Regulation  FD  Disclosure.

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 28, 2003, Genus, Inc. issued a press release announcing financial results for its first fiscal quarter. The press release is attached as Exhibit 99 to this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April  28,  2003                         GENUS,  INC.


                                                By:  /s/  Shum  Mukherjee
                                                   -----------------------------
                                                   Shum  Mukherjee
                                                   Chief  Financial  Officer


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                                  EXHIBIT INDEX


EXHIBIT  NO.         DESCRIPTION
------------         -----------
Exhibit  99          Press  Release  issued  by  Genus,  Inc.  on April 28, 2003


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